SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                 JFAX.COM, INC.
             (Exact name of Registrant as specified in its charter)

                DELAWARE                                 51-0371142
(State of Incorporation or organization)    (I.R.S. employer identification no.)

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                            10960 Wilshire Boulevard
                                    Suite 500
                          Los Angeles, California 90024
               (Address of principal executive offices) (Zip code)

If this form relates to the registration of a     If this form relates to the registration of a class
class of securities pursuant to Section 12(b)     of securities pursuant to Section 12(g) of the
of the Exchange Act and is effective              Exchange Act and is effective pursuant to
pursuant to General Instructions A.(c).,          General Instructions A.(d)., please check the
please check the following box. [ ]               following box [ X ]

Securities Act registration statement file number to which this form relates:  333-76477
                                                                               (If applicable)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                      None

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        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

    TITLE OF EACH CLASS TO                   NAME OF EACH EXCHANGE ON WHICH
       BE SO REGISTERED                      EACH CLASS IS TO BE REGISTERED
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        Common Stock,                               Not applicable
        $.01 par value

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Common Stock is incorporated by reference to the information set forth under the captions "The Offering" and "Description of Capital Stock - Common Stock" of the Company's prospectus included as a part of the Company's registration statement on Form S-1 (No. 333-76477) in the form in which it was filed on April 16, 1999, and all amendments thereto.


ITEM 2.  EXHIBITS.

         Exhibit                      Description
           *3.1      Certificate of Incorporation, as amended and restated.
          **3.2      By-laws, as amended and restated.
         ***4.1      Specimen of common stock certificate.



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*    Incorporated by reference to Exhibit 3.1 filed with the Company's registration statement on Form S-1 (No. 333-76477), as amended from time to time.

** Incorporated by reference to Exhibit 3.2 filed with the Company's registration statement on Form S-1 (No. 333-76477), as amended from time to time.

*** Incorporated by reference to Exhibit 4.1 filed with the Company's registration statement on Form S-1 (No. 333-76477), as amended from time to time.



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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: May 3, 1999


                                        JFAX.COM, INC.


                                        By:/s/ Richard S. Ressler
                                           -------------------------------------
                                           Richard S. Ressler
                                           Chief Executive Officer





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